SECURITIES AND EXCHANGE COMMISSION
			  WASHINGTON, D.C.  20549

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				 FORM 8-K

			      CURRENT REPORT
		  PURSUANT TO SECTION 13 OR 15(d) OF THE
		      SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) March 3, 1997
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		LABORATORY CORPORATION OF AMERICA HOLDINGS
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	    (Exact Name of Registrant as Specified in Charter)


       DELAWARE                 1-11353             13-3757370
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    (State or other         (Commission File      (IRS Employer
    Jurisdiction of             Number)           Identification
    Incorporation)                                     No.)


            358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
	    -------------------------------------------------------

         (Address of Principal Executive Offices)     (Zip Code)


       Registrant's telephone number, including area code  910-229-1127
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibit

      23   Consent of KPMG Peat Marwick LLP



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  LABORATORY CORPORATION OF AMERICA HOLDINGS
		  ------------------------------------------
                                 (Registrant)


                              By: /s/Wesley R. Elingburg
                                  ----------------------
                                  Wesley R. Elingburg
                                  Executive Vice President,
				     Chief Financial Officer
				     and Treasurer

Date:   March 3, 1997